                                                                   EXHIBIT 3.134

CERTIFICATE OF AMENDMENT
          OF
ARTICLES OF INCORPORATION



The undersigned certify that:

1. They are the president and the secretary, respectively, of PACIFIC
                                                              ------------------
   ADVERTISING COMPANY, INC.
   -----------------------------------------------------------------------------

                                                     , a California corporation.
   --------------------------------------------------

2. Article ONE of the Articles of Incorporation of this corporation is amended
           ---
   to read as follows:

   The name of this corporation shall be SCENIC OUTDOOR MARKETING & CONSULTING,
   -----------------------------------------------------------------------------
   INC.                                                                        .
   ----------------------------------------------------------------------------

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 10,000. The number of shares voting in favor of the amendment
                  ------
   equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


DATE: Jan. 13, 1997                    /s/ CAROLE JANE GREGORY
      -----------------------------    -----------------------------------------
                                              (Signature of President)
                                       CAROLE JANE GREGORY
                                       12460 AUBERRY ROAD, CLOVIS, CA 9361
                                       -----------------------------------------
                                        (Typed name of President), President


                                       /s/ CAROLE JANE GREGORY
                                       -----------------------------------------
                                              (Signature of Secretary)
                                       CAROLE JANE GREGORY
                                       12460 AUBERRY ROAD, CLOVIS, CA 9361
                                       -----------------------------------------
                                        (Typed name of Secretary), Secretary

Secretary of State Form
AMDT-S

CERTIFICATE OF AMENDMENT
            OF
ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the president and the secretary, respectively, of PACIFIC
                                                              -----------------
   ADVERTISING COMPANY, INCORPORATED,
   ----------------------------------------------------------------------------

   -------------------------------------------------, a California corporation.

2. Article ONE of the Articles of Incorporation of this corporation is amended
           ---
   to read as follows:

   CHANGE THE CORPORATION NAME TO: SCENIC OUTDOOR MARKETING & CONSULTING INC.
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 10,000. The number of shares voting in favor of the amendment
                  ------
   equaled or exceeded the vote requires. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


DATE: Jan. 13, 1997                 /s/ CAROLE JANE GREGORY
     --------------                 --------------------------------------
                                          (Signature of President)
                                    CAROLE JANE GREGORY
                                    12460 AUBERRY ROAD, CLOVIS, CA 9361
                                    --------------------------------------
                                    (Typed name of President), President

                                    /s/ CAROLE JANE GREGORY
                                    --------------------------------------
                                          (Signature of President)
                                    CAROLE JANE GREGORY
                                    12460 AUBERRY ROAD, CLOVIS, CA 9361
                                    --------------------------------------
                                    (Typed name of President), Secretary

Secretary of State Form
AMDT-S

                                                                         [STAMP]

                           ARTICLES OF INCORPORATION
                                       OF
                       PACIFIC ADVERTISING COMPANY, INC.

                                  ARTICLE ONE
                                  -----------

     The name of this corporation shall be PACIFIC ADVERTISING COMPANY, INC.

                                  ARTICLE TWO
                                  -----------

     The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California, other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                 ARTICLE THREE
                                 -------------

     The name and address in this State of the Corporation's initial agent for service of process in accordance with Subdivision (b) of Section 1502 of the Corporations Code is:

                                  JACK GREGORY
                                  1955 Alamos
                                Clovis, CA 93612

                                  ARTICLE FOUR
                                  ------------

     The corporation is authorized to issue only one class of shares. The total number of shares, which shall be designated "common shares", the corporation is authorized to issue is 10,000. All of the corporation's issued shares of all classes shall be held of record by not more than ten (10) persons. This is a close corporation.
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                          [DEWAYNE ZINKIN LETTERHEAD]

                                  ARTICLE FILE

     The shares of this corporation shall be common shares and the common shares shall have voting rights, one vote for each such share. Each shareholder of this corporation shall be entitled to full pre-emptive or preferential rights, as such rights are defined by law, to subscribe for or purchase his proportional part of any shares or securities which may be issued at any time by this corporation.

                                  ARTICLE SIX

     The name and address of the person who is appointed to act as the initial director of the corporation is JACK GREGORY,

                                  JACK GREGORY
                                  1955 Alamos
                               Clovis, Ca. 93612

     IN WITNESS WHEREOF, the undersigned, who is the incorporator and initial director of this corporation, has executed these Articles of Incorporation on December 3, 1987.

                                /s/ JACK GREGORY
                               --------------------
                                  JACK GREGORY


                                ACKNOWLEDGEMENT

STATE OF CALIFORNIA)
                   )
COUNTY OF FRESNO   )

     On this 3rd day of December, 1987, before me, the undersigned, a Notary Public in and for said State, personally appeared JACK GREGORY, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed



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                          [DEWAYNE ZINKIN LETTERHEAD]

the within instrument, and acknowledged to me that he executed it.

     WITNESS my hand and official seal.


                               /s/  LINDA D. SCIAQUA
                          ------------------------------
                                LINDA D. SCIAQUA


[SEAL]  LINDA D. SCIAQUA
        NOTARY PUBLIC-CALIFORNIA
          PRINCIPAL OFFICE IN
            FRESNO COUNTY
        My Commission Expires Sept. 9, 1988